UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2024

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SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 10, 2024, Ransom A. Langford resigned as a director of Superior Industries International, Inc. (the “Company”). Mr. Langford’s resignation from the Company’s Board of Directors (the “Board”) did not result from any disagreement with the Company on any matter, including relating to its operations, policies or practices. In connection with Mr. Langford’s resignation, the Board reduced the number of directors from eight to seven, effective April 10, 2024.

As noted in the Company’s definitive proxy statement (the “Proxy Statement”), Mr. Langford was appointed and was being nominated to the Board pursuant to the Investor Rights Agreement (the “IRA”), dated as of May 22, 2017, by and between the Company and TPG Growth III Sidewall, L.P. (together with its affiliated entities, “TPG”). TPG continues to beneficially own 150,000 shares of Series A Preferred Stock of the Company, as disclosed in the Proxy Statement, and, pursuant to the terms of the IRA, the Company expects TPG to nominate in the future another person to serve on the Board. Upon such nomination, as required by the IRA, the Board expects to increase the number of directors pursuant to the Company’s bylaws accordingly.

Mr. Langford had been included as a nominee of the Board in the Company’s Proxy Statement and proxy card for the annual meeting of the Company’s stockholders to be held on May 22, 2024 (the “2024 Annual Meeting”). In light of his resignation from the Board, Mr. Langford is no longer standing for re-election to the Board at the 2024 Annual Meeting, and the Company’s proxy materials are hereby deemed amended to remove Mr. Langford as a nominee for the 2024 Annual Meeting. The Company’s slate of nominees otherwise remains unchanged. Previously voted proxies remain valid, other than with respect to Mr. Langford, and the Company’s stockholders eligible to vote at the 2024 Annual Meeting may continue to use their proxy cards to vote as to the Board’s remaining director nominees and the other matters being voted on at the 2024 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: April 12, 2024	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary